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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                             DATED JANUARY 8, 2002


                                       of


                               ARRIS GROUP, INC.


                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                           SEC File Number 001-16631


                            11450 TECHNOLOGY CIRCLE
                             DULUTH, GEORGIA 30097
                                 (678) 473-2000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On January 8, 2002, Arris Group, Inc. completed the acquisition of substantially all of the assets of Cadant, Inc. The transaction is described more fully in the press release included as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The financial statements required by this Item will be filed within 60 days from the date hereof.

(B)  PRO FORMA FINANCIAL INFORMATION

The pro forma financial information required by this Item will be filed within 60 days from the date hereof.

(C)  EXHIBITS

99.1     Press Release issued January 9, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Arris Group, Inc.


                                    By:      /s/ Lawrence Margolis
                                       ----------------------------------------
                                              Executive Vice President


DATED:  JANUARY 23, 2002


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